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               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)
                        October 12, 1999

                        PSB BANCORP, INC.
     (Exact name of registrant as specified in its charter)

        Pennsylvania                0-24601          23-2930740
(State or other jurisdiction     (Commission      (IRS Employer
       of incorporation)          File Number)       Ident. No.)

11 Penn Center, 1835 Market Street, Philadelphia, PA  19103
(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code (215)979-7900


                              N/A
(Former name or former address, if changed since last report.)

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Item 2.  Acquisition or Disposition of Assets

	On October 12, 1999 (the "Effective Date"), First Bank of Philadelphia. ("FBKP"), a Pennsylvania-chartered bank, PSB Bancorp, Inc. ("PSB"), a Pennsylvania corporation and registered bank holding company, and Pennsylvania Savings Bank, a Pennsylvania-chartered stock savings bank, (the "Savings Bank")completed the merger (the "Merger") contemplated by the Agreement and Plan of Reorganization, dated as of March 19, 1999, among such parties (the "Agreement").

	On the Effective Date, pursuant to the Agreement, the Savings Bank merged with and into FBKP, with FBKP surviving the Merger, the separate existence of the Savings Bank ceased, and all property, rights, powers, duties, obligations and liabilities of the Savings Bank were automatically transferred to FBKP, in accordance with Pennsylvania law.

	In connection with the Merger, the Articles of Incorporation of FBKP were amended to, among other things, change the name of FBKP to "First Penn Bank" ("First Penn"). A copy of the Articles of Merger of which the amended Articles of Incorporation are contained therein is filed with this Form 8-K as Exhibit 99.1.

	Immediately prior to completion of the Merger, 1,676,875 shares of common stock of FBKP, par value $0.25 per share ("FBKP Common Stock"), were issued and outstanding and 1,612,500 options for the purchase of FBKP Common Stock ("FBKP Options")were outstanding and immediately exercisable. On the Effective Date, each outstanding share of FBKP Common Stock was automatically converted into 0.857 shares of common stock of PSB, $1.00 par value ("PSB Common Stock")and each outstanding FBKP Option was converted into a right to receive .857 shares of PSB Common Stock. A total of approximately 1,467,265 shares of PSB Common Stock were issued in the Merger and approximately 1,381,912 options were issued for purchase of PSB Common Stock ("PSB Options"). On the Effective Date, the last reported sale price of PSB Common Stock was $6.188 per share. The Merger was treated as a pooling of interests for financial accounting purposes and as a reorganization for federal tax purposes.

	The foregoing summary of the Merger is qualified in its entirety by reference to the Agreement, which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

	(a)	Financial statements of business acquired.

		Financial Statements of FBKP required by this
Item 7(a) will be filed by an amendment to this Form 8-K not later than 60 days from the date hereof. PSB expects that the amendment containing such financial information will be filed on or prior to November 30, 1999.

	(b)	Pro forma financial information.

		Pro forma financial information required by this
Item 7(b) will be filed by an amendment to this Form 8-K not later than 60 days from the date hereof. PSB expects that the amendment containing such pro forma financial information will be filed on or prior to November 30, 1999.

	(c)	Exhibits.

		Articles of Merger between First Bank of Philadelphia and Pennsylvania Savings Bank filed with the Pennsylvania
Department of State on October 12, 1999 (Amended Articles of
Incorporation of First Bank are contained therein.)

99.1		Articles of Merger between First Bank of Philadelphia
		and Pennsylvania Savings Bank filed with the Pennsylvania Department of State on October 12, 1999 (Amended Articles of Incorporation of First Bank are contained therein.)



                          SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PSB BANCORP, INC.

Dated:  October 29, 1999      /S/ Anthony DiSandro
                              Anthony DiSandro
                              President and Chief Operating
                              Officer



                          EXHIBIT INDEX

Exhibit
Number         Description

2.1            Articles of Merger between First Bank of
               Philadelphia and Pennsylvania Savings Bank filed with the Pennsylvania Department of State on October 12, 1999 (Amended Articles of
               Incorporation of First Bank are contained therein.)

99.1           Articles of Merger between First Bank of
               Philadelphia and Pennsylvania Savings Bank filed with the Pennsylvania Department of State on October 12, 1999 (Amended Articles of
               Incorporation of First Bank are contained therein.)